UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         May 14, 2003
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                        ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                          1-8403                38-1749884
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(State or Other Jurisdiction       (Commission            (IRS Employer of
 of Incorporation)                  File Number)           Identification No.)


 2956 Waterview Drive, Rochester Hills                          48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (248) 293-0440
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         (Former name or former address, if changed since last report)










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                                        3

Item 2.    Acquisition or Disposition of Assets
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      On May 14, 2003, pursuant to a Purchase, Sale and Termination of Interests
Agreement by and between Bekaert Corporation, N.V. Bekaert S.A. ("Seller" or "Bekaert"), and Energy Conversion Devices, Inc. ("Buyer" or "ECD"), ECD completed the purchase of Bekaert's 19% interest in United Solar Systems Corp. and 60% interest in Bekaert ECD Solar Systems LLC for $6 million ($4 million paid at closing and $2 million to be paid no later than December 22, 2003). Additionally, ECD provided $36 million to Bekaert ECD Solar Systems to terminate its sale-and-leaseback arrangement with LaSalle National Leasing ("LaSalle") pursuant to which Bekaert ECD Solar Systems' 30MW photovoltaic machinery and equipment were sold to LaSalle and leased back for a period of seven years. ECD also provided back-up guarantees to Bekaert for its guarantee of United Solar's Fuji lease ($3.4 million) and Bekaert's share of the guarantee of Bekaert ECD Solar Systems manufacturing facility ($1.8 million). Bekaert will receive rights to United Solar's technologies outside the field of photovoltaics and rights limited to build sputtering machines outside the field of triple-junction photovoltaics. In addition, Bekaert assigned to ECD its $12.2 million note receivable of its bridge loans to Bekaert ECD Solar Systems.

      The consideration for this transaction was determined through negotiation by the parties. ECD used existing cash resources to pay the cash portion of the purchase price and provide the back-up guarantees.

Item 7.    Financial Statements and Exhibits

(a) Financial Statements of the business acquired:

           It is impracticable for ECD to provide the financial statements for the periods specified in Rule 3-05(b) of Regulation S-X at the time of filing of this Form 8-K. ECD will file the required financial statements as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

(b) Pro forma financial information:

           It is impracticable for ECD to provide the pro forma financial statements required by Article II of Regulation S-X at the time of filing of this Form 8-K. ECD will file the required financial statements as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.


(c)   Exhibits

                Exhibit No.                    Description
                -----------                    -------------

                2.1 Purchase, Sale and Termination of Interests Agreement by and between Bekaert Corporation, N.V. Bekaert S.A. and Energy Conversion Devices, Inc. dated May 14, 2003



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ENERGY CONVERSION DEVICES, INC.



                               By:  /s/ Stephan W. Zumsteg
                                    ------------------------------------
                                     Vice President and Chief Financial Officer

Date: May 29, 2003